EXHIBIT 99.1

NEWS

VEECO REPORTS THIRD QUARTER 2016 FINANCIAL RESULTS

Third Quarter 2016 Results Summary:

•                  Recognized revenue of $85.5 million

•                  GAAP net loss per share of $1.78, includes pre-tax restructuring and asset impairment charges of $57.8 million

•                  Narrowed non-GAAP net loss per share to $0.05

•                  Achieved positive non-GAAP adjusted EBITDA of $2.9 million

•                  Generated $7 million in cash from operations

Plainview, N.Y., November 1, 2016 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third fiscal quarter ended September 30, 2016. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. dollars in millions, except per share data

GAAP Results	Q3 ‘16	Q3 ‘15
Revenue	$85.5	$140.7
Net income (loss)	$(69.6)	$5.3
Diluted earnings (loss) per share	$(1.78)	$0.13

Non-GAAP Results	Q3 ‘16	Q3 ‘15
Adjusted net income (loss)	$(1.8)	$13.6
Adjusted EBITDA	$2.9	$21.8
Adjusted diluted earnings (loss) per share	$(0.05)	$0.33

“Veeco executed well in the third quarter, delivering revenue above the top end of our guidance range and generating positive adjusted EBITDA and cash flows from operations,” commented John R. Peeler, Chairman and Chief Executive Officer. “We are seeing a clear improvement in LED industry conditions and solid demand for our MOCVD products. We continue to win LED lighting and display opportunities with our TurboDisc® EPIKTM700 Metal Organic Chemical Vapor Deposition (“MOCVD”) system and expand our positions in red, orange and yellow LEDs with our TurboDisc® K475i™ Arsenic Phosphide (“As/P”) system.

“We remain focused on improving the Company’s through-cycle profitability. We are executing against our cost reduction initiatives, including our recently announced plans to significantly reduce investments in Atomic Layer Deposition (“ALD”) technology development. These actions are expected to lower our quarterly adjusted EBITDA breakeven level to approximately $75 million in revenue, starting in the first quarter of 2017.  Overall, I’m pleased with our ongoing execution and the positive momentum of our business looking ahead,” Mr. Peeler concluded.

In the third quarter, the company recorded total asset impairment and restructuring charges of $57.8 million. Of these charges, the vast majority were non-cash relating to an intangible ALD asset impairment and $1.8 million were restructuring charges requiring cash.

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2016:

•                  Revenue is expected to be in the range of $85 million to $100 million

•                  GAAP Gross Margin is expected to be in the range of 37% to 39% and non-GAAP Gross Margin is expected to be in the range of 38% to 40%

•                  GAAP Net Income (loss) is expected to be in the range of ($13) million to ($7) million and non-GAAP Net Income (loss) is expected to be in the range of ($3) million to $3 million

•                  GAAP earnings (loss) per share is expected to be in the range of ($0.34) to ($0.19) and non-GAAP earnings (loss) per share is expected to be in the range of ($0.07) to $0.07

•                  Adjusted EBITDA is expected to be between $0 and $6 million

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 1, 2016 starting at 5:00pm ET. To join the call, dial 1-888-430-8709 (toll free) or 1-719-325-2448 and use passcode 6493222. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips. We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership. For information on our company, products and worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2015 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Net sales	$85,482	$140,744	$238,842	$370,494
Cost of sales	52,027	86,494	141,991	232,038
Gross profit	33,455	54,250	96,851	138,456
Operating expenses, net:
Research and development	19,892	19,200	63,545	57,904
Selling, general, and administrative	18,396	21,905	58,230	69,153
Amortization of intangible assets	5,261	5,891	15,785	21,832
Restructuring	1,798	469	3,993	3,509
Asset impairment	56,035	—	69,662	126
Other, net	795	207	884	(795)
Total operating expenses, net	102,177	47,672	212,099	151,729
Operating income (loss)	(68,722)	6,578	(115,248)	(13,273)
Interest income, net	260	161	713	442
Income (loss) before income taxes	(68,462)	6,739	(114,535)	(12,831)
Income tax expense	1,136	1,433	2,677	9,360
Net income (loss)	$(69,598)	$5,306	$(117,212)	$(22,191)

Income (loss) per common share:
Basic	$(1.78)	$0.13	$(2.99)	$(0.56)
Diluted	$(1.78)	$0.13	$(2.99)	$(0.56)

Weighted average number of shares:
Basic	39,131	40,846	39,193	39,729
Diluted	39,131	40,979	39,193	39,729

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$274,018	$269,232
Short-term investments	62,835	116,050
Accounts receivable, net	50,463	49,524
Inventories	86,651	77,469
Deferred cost of sales	3,165	2,100
Prepaid expenses and other current assets	19,099	22,760
Assets held for sale	12,129	5,000
Total current assets	508,360	542,135
Property, plant and equipment, net	57,557	79,590
Intangible assets, net	61,812	131,674
Goodwill	114,908	114,908
Deferred income taxes	1,384	1,384
Other assets	21,047	21,098
Total assets	$765,068	$890,789

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$27,455	$30,074
Accrued expenses and other current liabilities	38,421	49,393
Customer deposits and deferred revenue	79,699	76,216
Income taxes payable	1,825	6,208
Current portion of long-term debt	361	340
Total current liabilities	147,761	162,231
Deferred income taxes	13,146	11,211
Long-term debt	920	1,193
Other liabilities	6,503	1,539
Total liabilities	168,330	176,174

Total stockholders’ equity	596,738	714,615

Total liabilities and stockholders’ equity	$765,068	$890,789

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended September 30, 2016	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$85,482				$85,482
Gross profit	33,455	607		355	34,417
Gross margin	39.1%				40.3%
Research and development	19,892	(993)			18,899
Selling, general, and administrative and Other	19,191	(2,143)		(1,368)	15,680
Net income (loss)	(69,598)	3,743	5,261	58,831	(1,763)

Income (loss) per common share:
Basic	$(1.78)				$(0.05)
Diluted	(1.78)				(0.05)
Weighted average number of shares:
Basic	39,131				39,131
Diluted	39,131				39,131

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended September 30, 2016
Asset impairment	56,035
Restructuring	1,798
Acquisition related	63
Accelerated depreciation	355
Pension termination	1,305
Non-GAAP tax adjustment *	(725)
Total Other	58,831

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months September 30, 2015	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$140,744				$140,744
Gross profit	54,250	787			55,037
Gross margin	38.5%				39.1%
Research and development	19,200	(1,044)			18,156
Selling, general, and administrative and Other	22,112	(3,288)		(188)	18,636
Net income (loss)	5,306	5,119	5,891	(2,675)	13,641

Income (loss) per common share:
Basic	$0.13				$0.33
Diluted	0.13				0.33
Weighted average number of shares:
Basic	40,846				40,846
Diluted	40,979				40,979

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months September 30, 2015
Restructuring	469
Acquisition related	188
One-time legal settlement	395
Non-GAAP tax adjustment *	(3,727)
Total Other	(2,675)

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in thousands)

(unaudited)

	Three months ended September 30,
	2016	2015
GAAP Net income (loss)	$(69,598)	$5,306
Share-based compensation	3,743	5,119
Amortization	5,261	5,891
Asset impairment	56,035	—
Restructuring	1,798	469
Acquisition related	63	188
One-time legal settlement	—	395
Accelerated depreciation	355	—
Pension termination	1,305	—
Interest income	(260)	(161)
Depreciation	3,104	3,151
Income tax expense (benefit)	1,136	1,433
Adjusted EBITDA	$2,942	$21,791

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended December 31, 2016	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$85	-	$100				$85	-	$100

Gross profit	31	-	39	1	—	—	32	-	40
Gross margin	37%	-	39%				38%	-	40%

Net income (loss)	$(13)	-	$(7)	5	4	1	$(3)	-	$3

Income (loss) per diluted common share	$(0.34)	-	$(0.19)				$(0.07)	-	$0.07
Weighted average number of shares	39		39				39		40

Veeco Instruments Inc. and Subsidiaries Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA (in millions) (unaudited)

Guidance for the three months ended December 31, 2016
GAAP Net income (loss)							$(13)	-	$(7)
Share-based compensation							5	-	5
Amortization							4	-	4
Restructuring							1	-	1
Interest (income) expense							0	-	0
Depreciation							3	-	3
Income tax expense (benefit) *							0	-	0
Adjusted EBITDA							$0	-	$6

Note: Amounts may not calculate precisely due to rounding.

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.